John Hancock Strategic Series

Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio (the fund)

Supplement dated June 30, 2021 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective June 30, 2021, Pranay Sonalkar is added as a portfolio manager of the fund. Jeffrey N. Given, CFA, Howard C. Greene, CFA, and Pranay Sonalkar are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the portfolio manager information under the heading “Portfolio management” is revised to include the following:

Pranay Sonalkar

Managing Director, Associate Portfolio Manager

Managed fund since 2021

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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